SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):
 September 27, 1995


                         GOLD SECURITIES CORPORATION
      (Exact name of registrant as specified in its charter)


                             IDAHO
          (State or other Jurisdiction of Incorporation)



            1-8958                        91-1224178
 (Commission File No.)     (I.R.S. Employer Identification No.)


      One Kalisa Way, Suite 108, Paramus, New Jersey 07652
    (Address of principal executive offices)      (zip code)



Registrant's telephone number including area code (201) 261-5234

Item 2.   Acquisition or Disposition of Assets

     Pursuant to an Agreement dated September 27, 1995 (the "Agreement"), Kidsview, Inc., a New Jersey corporation ("KVI"), acquired certain assets (the "Assets") from Direct Connect International Inc., a Delaware corporation ("DCI"). KVI is a wholly owned subsidiary of Evolutions, Inc., a New Jersey corporation ("EVI"), which in turn is wholly owned by Gold Securities Corporation (the "Company"). The Assets consist of DCI's business to the extent that it relates to manufacturing, promoting and selling Zoo Borns and Tea Bunnies brand toy animals, including the marks KIDSVIEW, ZOO BORNS AND TEA BUNNIES.

     In consideration for the purchase, EVI, among other things,

released DCI of an aggregate of $1,100,000 in indebtedness to EVI. The Agreement provides that DCI shall again become liable for repayment of such indebtedness upon the exercise by DCI of an option to purchase 80% of the Common Stock of KVI. This option expires on December 31, 1995 and shall become exercisable if certain financing arrangements in connection with the Assets have not been completed by the Company by October 31, 1995. In addition, the Company agreed to issue to DCI 1,500,000 shares of its Common Stock, which issuance is contingent upon shareholders' approval of a proposal to increase the number of shares the Company is authorized to issue. Up to an additional 4,000,000 shares of the Company's Common Stock will be issued to DCI if over a period of three years certain net sales and earnings tests are met in connection with the business acquired from DCI.

     Under the terms of the Agreement, KVI and DCI also entered into a management agreement pursuant to which DCI will make available to KVI Peter Schneider, DCI's President, to manage the Assets. The management agreement provides for a monthly fee of up to $100,000. The management agreement has a term of one year, subject to two automatic one-year extensions if certain net sales and earnings tests are met.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements

     Complete financial statements for DCI as required by this item will be filed at a later date within the time period proscribed by this Item.

     (b)  Pro Forma Financial Information

     Pro forma financial information will be filed within the time period proscribed by this Item.

     (c)   Exhibits

          1 Agreement, dated September 27, 1995 by and among the company, EVI, KVI, DCI and Amerawell Products Limited.

          2 Management Agreement dated September 27, 1995 by and between KVI and DCI.

                         The Schedules to these agreements are in standard form and are omitted.
                         Registrant will on request of the
                         Securities and Exchange Commission
                         supplementally file all omitted
                         schedules.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         GOLD SECURITIES CORPORATION


                         By  /s/ Michael Nafash
                            Michael Nafash, President


Date: October 10, 1995